SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 15, 2002


                  UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A
                  ---------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     333-73290                45-6127526
          --------                     ---------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


18 N.W. Fourth Street, P.O. Box 1347, Evansville, Indiana         47706
---------------------------------------------------------         -----
        (Address of Principal Executive Offices)                 Zip Code



                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events

     On December 15, 2002, the United Fidelity Auto Receivables Trust (the "Trust") made the distribution to the Noteholders contemplated by the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of August 1, 2002, among the Trust, as issuer, United Fidelity Bank, fsb, as originator and master servicer, United Fidelity Finance, LLC, as transferor, and Wells Fargo Bank Minnesota, National Association, as trust collateral agent and back-up servicer.

     A copy of the Monthly Servicer's Certificate for such distribution date delivered pursuant to Section 4.12 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         Exhibit No.       Description

         99 December 15, 2002 Monthly Servicer's Certificate to the Trust.



                                     * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized as Master Servicer of the United Fidelity Auto Receivables Trust 2002-A.


                                  UNITED FIDELITY AUTO RECEIVABLES TRUST 2002-A

                                  By: United Fidelity Bank, fsb, as
                                      Master Servicer


     Date: December 20, 2002      By: /s/ Donald R. Neel
                                      --------------------------------------
                                      Donald R. Neel, President

                                INDEX TO EXHIBITS

Exhibit No.                     Description
-----------                     -----------

99                              December 15, 2002 Monthly Servicer's
                                Certificate to the Trust.